Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 20, 2004 (this “Amendment”), to the Existing Credit Agreement (as defined below) is made by Mueller Group, Inc., a Delaware corporation (the “Borrower”), and certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or defined by reference in, Article I below).

W I T N E S S E T H:

     WHEREAS, the Borrower, the various financial institutions party thereto as Lenders (the “Lenders”), Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent (in such capacity, the “Administrative Agent”), lead arranger and sole book runner, and JPMorgan Chase Bank and Deutsche Bank Securities Inc., as Syndication Agents, are all parties to the Second Amended and Restated Credit Agreement, dated as of April 23, 2004 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

     WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to modify the Existing Credit Agreement as set forth below;

     NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

     SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      “Administrative Agent” is defined in the first recital.

      “Amendment” is defined in the preamble.

      “Amendment Effective Date” is defined in Article III.

      “Borrower” is defined in the preamble.

      “Credit Agreement” is defined in the first recital.

       “Existing Credit Agreement” is defined in the first recital.

      “Lenders” is defined in the first recital.

      SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

     SECTION 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended as follows:

     SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

     “Excess Cash Flow Available Amount” means, on any day during any calendar year (the “Applicable Calendar Year”), an amount equal to (a) the sum of (i) 50% of the Excess Cash Flow for the most recent Fiscal Year for which the Borrower shall have delivered the certificate required to be delivered to the Borrower pursuant to clause (b) of Section 3.1.1 (the “Applicable Fiscal Year”), as set forth in such certificate, plus (ii) an amount equal to the lesser of (x) (1) if the Leverage Ratio set forth in the Compliance Certificate most recently delivered on or prior to such day is greater than or equal to 4.0 to 1.0, $50,000,000 and (2) if the Leverage Ratio set forth in such Compliance Certificate is less than 4.0 to 1.0, $75,000,000 and (y) the aggregate, for all Fiscal Years of the Borrower prior to the Applicable Fiscal Year (beginning with the Fiscal Year ending on September 30, 2004 but excluding any such Fiscal Year for which Excess Cash Flow is negative), of 50% of Excess Cash Flow for each such Fiscal Year (or, in the case of the Fiscal Year ending September 30, 2004, 50% of an amount equal to (x) the Excess Cash Flow for such Fiscal Year multiplied by (y) a fraction, the numerator of which is the number of days in the period from and including the Effective Date through and including September 30, 2004 and the denominator of which is 366) less all payments made prior to the Applicable Calendar Year pursuant to clause (c)(v) or (e) of Section 7.2.6 less (b) all payments made during the Applicable Calendar Year but prior to such date pursuant to clause (c)(v) or (e) of Section 7.2.6.

     “First Amendment” means the First Amendment to Credit Agreement, dated as of August 20, 2004, among the Borrower and the Lenders party thereto.

     “First Amendment Effective Date” means August 20, 2004.

     “Prior Year Unused Amount” means, with respect to each calendar year (beginning with the calendar year ending December 31, 2006), the excess of (a) the aggregate amount of payments that could have been made under clauses (c)(v) and (e) of Section 7.2.6 on the last day of the prior calendar year (taking into account the Prior Year Unused Amount for such prior calendar year, if any, and the Leverage Ratio as of such last day but without regard to the Excess Cash Flow Available Amount as at such last day) over (b) the aggregate amount of payments actually made under clauses (c)(v) and (e) of Section 7.2.6 during such prior calendar year.

     SECTION 2.1.2. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating clause (a) of the definition of “Applicable Margin” contained therein in its entirety to read as follows:

     (a) with respect to the unpaid principal amount of each Initial Term Loan maintained as a (i) Base Rate Loan, 1.50% per annum and (ii) LIBO Rate Loan, 2.75% per annum;

     SECTION 2.1.3. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating clause (b)(ii) of the definition of “Excess Cash Flow” contained therein in its entirety to read as follows:

      “(ii) scheduled payments, to the extent actually made, of the principal amount of the Term Loans and Foreign Term Loans and scheduled payments and optional and mandatory prepayments (excluding repayments, repurchases or redemptions of Subordinated Notes, Permitted Subordinated Debt, Second Lien Notes and Permitted Senior Debt pursuant to clause (e) of Section 7.2.6) of the principal of any other funded Debt (including Capitalized Lease Liabilities), mandatory prepayments of the principal amount of Revolving Loans pursuant to clause (f)(i) of Section 3.1.1 in connection with a permanent reduction of any Revolving Loan Commitment Amount and mandatory prepayments of the principal amount of Foreign Revolving Loans pursuant to clause (f)(ii) of Section 3.1.1 in connection with a permanent reduction of the related Foreign Revolving Loan Commitment Amount, in each case to the extent actually made and for such applicable period;”.

     SECTION 2.1.4. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating clause (b)(ii) of the definition of “Fixed Charge Coverage Ratio” contained therein in its entirety to read as follows:

      “(ii) the cash portion of Interest Expense (net of interest income and excluding (x) any mark-to-market gains or losses that must be recognized currently in computing interest expense under Financial Accounting Standards Board Statement 133 and (y) any prepayment or other similar premium paid in connection with any repayment, repurchase or redemption of Indebtedness) for all such Fiscal Quarters;”.

     SECTION 2.1.5. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Interest Coverage Ratio” contained therein in its entirety to read as follows:

      “(b) the cash portion of Interest Expense (net of interest income and excluding (i) any mark-to-market gains or losses that must be recognized currently in computing interest expense under Financial Accounting Standards Board Statement 133 and (ii) any prepayment or similar premium paid in connection with any repayment, repurchase or redemption of Indebtedness) for all such Fiscal Quarters.”.

     SECTION 2.1.6. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Net Income” contained therein in its entirety to read as follows:

     “Net Income” means, for any period, the net income of the Borrower and its Subsidiaries for such period on a consolidated basis, excluding (a) net losses or gains realized in connection with (i) any sale, lease, conveyance or other disposition of any asset (other than in the ordinary course of business) or (ii) any repayment, repurchase or redemption of Indebtedness and (b) extraordinary or nonrecurring income (or expense), including, to the extent similar to items excluded, for any prior period, from “Net Income” under the Original Credit Agreement or the Existing Credit Agreement, any restructuring costs, or costs reasonably determined by the Borrower to be associated with facility or product line closures, consolidation or rationalization, together with any related provision for taxes and any compensation charge incurred in connection with the Transaction; provided that the Net Income or loss of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the Borrower or a Restricted Subsidiary in cash.

     SECTION 2.2. Amendment to Section 4.11. Subsection (a) of Section 4.11 of the Existing Credit Agreement is hereby amended by adding, at the end of the second sentence thereof, the following expression:

      “; provided, further, that (x) if a Lender Assignment Agreement is executed by the Replacement Lender and, to the extent applicable, the Administrative Agent and the Borrower in accordance with clause (a)(iii) of Section 10.11 and (y) all amounts referred to in clause (ii) above, and any applicable amounts due pursuant to Section 4.4, shall have been paid to the applicable Subject Lender, then such Subject Lender shall, for all purposes of this Agreement, be deemed to have executed and delivered such Lender Assignment Agreement.”

     SECTION 2.3. Amendment to Article VII. Article VII of the Existing Credit Agreement is hereby amended as follows:

     SECTION 2.3.1. Section 7.2.6 of the Existing Credit Agreement is hereby amended by

      (a) deleting the word “and” at the end of clause (c)(iii) thereof;

     (b) adding, following clause (c)(iv) thereof, a new clause (c)(v) to read in its entirety as follows:

     “(v) subject to the last sentence of this Section 7.2.6, repay, redeem or repurchase Holdings Notes or Permitted Holdings Debt in an aggregate amount on any day, together with the aggregate amount of repayments, redemptions and repurchases of Subordinated Notes, Permitted Subordinated Debt, Second Lien Notes and Permitted Senior Debt made on such day pursuant to clause (e) below, not to exceed the Excess Cash Flow Available Amount on such day; and”;

     (c) replacing the period at the end of clause (d) thereof with the expression “; and”; and

     (d) adding, following clause (d) thereof, a new clause (e) and a final sentence to read in their entirety as follows:

     “(e) subject to the last sentence of this Section 7.2.6, repay, redeem or repurchase Subordinated Notes, Permitted Subordinated Debt, Second Lien Notes and Permitted Senior Debt in an aggregate amount on any day, together with the aggregate amount of Restricted Payments made on such day pursuant to clause (c)(v) above, not to exceed the Excess Cash Flow Available Amount on such day.

Anything in this Section 7.2.6 to the contrary notwithstanding, no payment shall be permitted under clauses (c)(v) or (e) above if the amount of such payment, together with the aggregate amount of all other payments previously made under such clauses (c)(v) and (e) during the calendar year in which such payment is made, exceeds (w) if the Leverage Ratio set forth in the most recent Compliance Certificate delivered pursuant to clause (c) of Section 7.1.1 is greater than or equal to 5.0 to 1.0, $0, (x) if the Leverage Ratio set forth in the most recent Compliance Certificate delivered pursuant to clause (c) of Section 7.1.1 is less than 5.0 to 1.0 but greater than or equal to 4.0 to 1.0. the lesser of (1) $25,000,000 plus the Prior Year Unused Amount, if any, in respect of such calendar year and (2) $50,000,000, (y) if the Leverage Ratio set forth in the most recent Compliance Certificate delivered pursuant to clause (c) of Section 7.1.1 is less than 4.0 to 1.0 but greater than or equal to 3.5 to 1.0, the lesser of (1) $40,000,000 plus the Prior Year Unused Amount, if any, in respect of such calendar year and (2) $75,000,000 and (z) if the Leverage Ratio set forth in the most recent Compliance Certificate delivered pursuant to clause (c) of Section 7.1.1 is less than 3.5 to 1.0, the lesser of (1) $50,000,000 plus the Prior Year Unused Amount, if any, in respect of such calendar year and (2) $75,000,000.

     SECTION 2.4. Section 7.2.11 of the Existing Credit Agreement is hereby amended by deleting the “and” preceding clause (vi) thereof and replacing it with a “,”, deleting the “.” at the end of clause (vi) thereof and replacing it with “ and (vii) so long as no Default has occurred and is continuing, the Borrower shall be permitted to pay a one-time fee, directly or indirectly, to the DLJMB Entities in an aggregate amount not to exceed $1,000,000.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

     This Amendment and the amendments contained herein shall become effective on the date (the “Amendment Effective Date”) (i) in the case of Section 2.1.2 hereof, when each of the conditions set forth in this Article III shall have been fulfilled and (ii) in the case of each other provision hereof, when each of the conditions set forth in Sections 3.1 and 3.2 below shall have been fulfilled.

     SECTION 3.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of (or shall have received evidence satisfactory to the Administrative Agent of the execution thereof on behalf of) the Borrower and, the Required Lenders.

     SECTION 3.2. Affirmation and Consent. The Administrative Agent shall have received counterparts of an Affirmation and Consent, dated as of the Amendment Effective Date, substantially in the form of Exhibit A hereto, duly executed on behalf of (or shall have received evidence satisfactory to the Administrative Agent of the execution thereof on behalf of) each of the Obligors (other than the Borrower).

     SECTION 3.3. Counterparts from Holders of Initial Term Loans. The Administrative Agent shall have received counterparts hereof executed on behalf of (or shall have received evidence satisfactory to the Administrative Agent of the execution thereof on behalf of) each Lender with outstanding Initial Term Loans.

ARTICLE IV

MISCELLANEOUS

     SECTION 4.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

     SECTION 4.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 4.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 4.5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SECTION 4.6. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

     SECTION 4.7. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders, on the Amendment Effective Date, after giving effect to this Amendment, that all statements set forth in Section 5.2.1 of the Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

MUELLER GROUP, INC.

By:	/s/ Darrell Jean

Title: Vice President and Chief Financial Officer

[INSERT NAME OF LENDER]

By:

Title: